UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              December 30th, 2005
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                                Date of Report
                      (Date of Earliest Event Reported)

                            WESTON TECHNOLOGIES CORP.
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              (Exact Name of Registrant as Specified in its Charter)

                                  DELAWARE
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                   (State or Other Jurisdiction of Incorporation)

                000-49854                           75-3022004
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        (Commission File Number)        (IRS Employer Identification No.)

                   80 Wall Street, Suite 818, New York, NY 10005
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            (Address of Principal Executive Offices, including ZIP Code)

                              (212) 809-1200
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                Registrant's Telephone Number, including Area Code

                               Not Applicable
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             (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ]   Written communication pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communication pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communication pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240. 13e-4(c))




Item 1.01    Entry into a Material Definitive Agreement

On December 30, 2005, the shareholders and the Board of Directors of Weston Technologies Corp. ("Weston") and Best Partners Worldwide Limited ("BPW") approved and consented to certain corporate restructure (the "Restructure"), which are summarized as below:

   (1) Weston shall transfer one hundred percent (100%) of equity interest in its wholly owned subsidiary BPW, a British Virgin Islands corporation, to Ability Act Investments Limited, a newly established BVI company ("AAI"). BPW owns SBT (Holdings) Company Limited ("SBT Hong Kong"), which, in turn, wholly owns, inter alia, Shenyang SBT Technology Development Co. Limited ("SBT Shenyang") and Beijing SBT Ruyan Technology and Development Company Limited ("SBT Beijing");

   (2) Upon completion of the Restructure, AAI, through its wholly owned subsidiary BPW, shall own intellectual property rights to certain invention known as the flameless and no-tar cigarette substitute;

   (3) All shareholders of Weston, except Perfect Approach Investments Ltd. who shall keep one share of Weston, shall surrender all the existing shares of Weston to Weston for cancellation;

   (4) Upon completion of the above transfer, the existing shareholders of Weston shall own one hundred percent (100%) of the capital stock of AAI on a pro rata basis, i.e. the number of shares in AAI owned by each existing shareholder of Weston is proportionate to the number of shares he/she had originally owned in Weston;

   (5) The current board of directors of Weston shall resign and serve as the board of directors of AAI. Mr. Li, Kim Hung Isaacs shall resign as CFO of Weston. Mr. Wong, Yin Sen shall resign as CEO of Weston and be appointed as Chairman of the Board and President of AAI.

   (6) Upon completion of the Restructure, AAI shall honor all the agreements Weston has signed with any third party. Particularly, AAI and BPW shall re-sign the Marketing and License Agreement with Augite Inc. under the exactly same terms and conditions that Weston and BPW signed with Augite Inc. on July 20, 2004 (the "Agreement"). AAI and BPW, including their subsidiaries, shall assume all of the duties, liabilities and obligations under the Agreement;

   (7) Any major corporation transaction of AAI, including but not limited to, mergers and acquisitions, issuance of additional shares or material agreements, must be approved by unanimous written consent of the shareholders of AAI;

   (8) After completion the Restructure, Perfect Approach Investments Ltd. shall settle, on behalf of all former shareholders of Weston, all liabilities arising from any and all businesses transacted by Weston;

   (9) Upon the completion of the Restructure, Weston shall file a Certification and Notice of Termination of Weston's Registration under Section 12(g) of the Securities Exchange Act of 1934 on Form 15 with the US Securities and Exchange Commission.




                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


WESTON TECHNOLOGIES CORP.


By: /s/ Yin Sen Wong
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Yin Sen Wong
Chief Executive Officer

Date: December 30th, 2005